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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

      THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

On November 12, 2001, the Board of Trustees of Credit Suisse Warburg Pincus Select Funds (the "Trust") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") of the Technology Fund of the Trust (the "Acquired Fund") whereby all of the Acquired Fund's assets and liabilities would be transferred to the Credit Suisse Warburg Pincus Global Telecommunications Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Acquired Fund would then be liquidated and shares of the Acquiring Fund would be distributed to the Acquired Fund's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders to be held at a later date.

      Dated: November 15, 2001                                     CSWPF-16-1101